EXHIBIT 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of DynCorp International LLC (“DynCorp”) on Form 10-Q for the quarter ended December 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Thorne, the Chief Financial Officer of DynCorp, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DynCorp.

Date: February 21, 2006

/s/ MICHAEL J. THORNE
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)